Exhibit 10.26

State registration No. 546 as of 10.10.2000

ADDENDUM to the Contract

as of 15 July 1997 for mining of nickel-cobalt ore at Novo-Shandashinsk,
East – Shandashinsk, III -  Shandashinsk, Shirpakainsk, Kara-Obinsk and Stepninsk deposits in Aktyubinsk oblast of the Republic of Kazakhstan in accordance with the Licenses series MG Nos. 414, 415, 420, 421, 425 and 426 as of 12 October 1995 between the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan and Joint Venture “Kempirsaisk Mine Group”

between

the Investment Agency of the Republic of Kazakhstan

and

“Kyzyl Kain Mamyt” LLP that re-executed Government Licenses series MG Nos. 420 and 426 in accordance with resolutions of the Government of the Republic of Kazakhstan, No. 24 as of 6 January 2000 and No. 408 as of 18.08.2000

Astana, 2000

(English Translation)

Present addendum to the Contract as of 15 July 1997 for mining of nickel-cobalt ore at Novo-Shandashinsk, East – Shandashinsk, III -  Shandashinsk, Shirpakainsk, Kara-Obinsk and Stepninsk deposits in Aktyubinsk oblast of the Republic of Kazakhstan was made on 10.10.2000 between the Investment Agency of the Republic of Kazakhstan (hereafter referred to as “Competent Body”) and “Kyzyl Kain Mamyt” LLP (hereafter referred to as “Contractor”) due to transfer of the subsurface use right from Joint Venture “Kempirsaisk Mine Group” to “Kyzyl Kain Mamyt” LLP under Licenses series MG No. 420 and 426.

Since:

1.           Government Licenses for the subsurface use right series MG No. 420 and 426 issued to JV “Kempirsaisk Mine Group” were re-executed to “Kyzyl Kain Mamyt” LLP in accordance with the resolution of the Government of the Republic of Kazakhstan No. 24 as of 6 January 2000

The Competent Body and the Contractor have agreed to introduce changes and amendments to the Contract as follows:

1.           Clauses 10, 12 and 20 in Section 1 of the Contract shall be read as follows:

1.10.	Competent Body (authorized state body) means the Investment Agency of the Republic of Kazakhstan.

1.12.	Contract Territory means the territory defined in mining allotments where the subsurface user is entitled to mine nickel-cobalt ore at Kara-Obinsk and Novo-Shandashinsk deposits.

1.20.           Contractor means the subsurface user, “Kyzyl Kain Mamyt” LLP

2.
In the Contract the words JV “Kempirsaisk Mine Group” to change to the words “Kyzyl Kain Mamyt” LLP, and the words “Ministry of Energy and Mineral Resources of the Republic of Kazakhstan” to “Investment Agency of the Republic of Kazakhstan”, accordingly.

3.	To delete the words “III - Shandashinsk, Shirpakainsk, East – Shandashinsk, Stepninsk deposits of cobalt-nickel ore and licenses series MG, Nos. 414, 415, 421 and 425” in the Contract.

4.	Sub-clause 3.2. in Section 3 shall be read as follows:

3.2	The Contract expires on 12 October 2011 (on the last day of the term of License series MG No. 420).

5.	5.Sub-clause 4.1. in Section 4 shall be read as follows:

4.1
The Contractor mines cobalt-nickel ore at the Kara-Obinsk and Novo-Shandashinsk deposits within the Contract Territory under Licenses series MG No. 420 and 426 and in accordance with the provisions of the Contract.

6.
In sub-clauses 5.4., 5.5., 5.6 and 5.7 in Section 5 to change the words “KAZGOSNEDRA” Main Administration for Mineral Resources to the words “Committee of Geology and Subsurface Protection under the Ministry of Natural Resources and Environmental Protection of the Republic of Kazakhstan”.

7.	Sub-clause 7.2.11 in Section 7 shall be read as follows:

7.2.11	The Contractor for mandatory production training and re-traning of the personnel and computerization will spend at least 0.1 (point one) % of the production costs.

8.	Sub-clause 11.1 in Section 1.1. shall be read as follows:

11.1	The Contractor is provided with the exclusive right for production at the Contract Territory for 11 (eleven) consecutive years till 12 October 2011.

9.	Sub-clause 13.2 in Section 13 shall be read as follows:

13.2.	The Contractor shall test the equipment and devices used for ore weighing and measurement at the said deposits 1 (one) time a year together with the representatives of the Authorized Body

10.	Sub-clause 13.2 in Section 31 shall be read as follows:

31.2	Notices and documents shall be delivered in hand or sent by post, registered airmail, fax, by telex at the following addresses:

Investment Agency of the Republic of Kazakhstan 473000, Astana, Zhenis Ave. 33 Fax: (3172) 118 158 Tel. (3172) 118 161 Kuanyshev D.O. Chairman	“Kyzyl Kain Mamyt” LLP 469830, Aktyubinsk oblast Kargalinsk region, Badamninsk village Lenin str., 20 Fax: (31342) 21 301 Tel. (31342) 21 301 Raimbergenov A.I. Director

11.	To accept a new Work Program in Appendix 1a instead of Appendix 1 to the Contract “Work Program”.

Present addendum to the Contract was made on 10 October 2000 in Astana, the Republic of Kazakhstan and signed by the authorized representatives of the Parties.

COMPETENT BODY                                                                           CONTRACTOR

(signature)                                                                                              (signature)

Chairman                                                                                                 Director